                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(c)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    McM FUNDS
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -----------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other that Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 6-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ----------------------------------------------------------------------

    5) Total fee paid:   $
                          -----------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    ___________________________________________________________________________
    1) Amount previously paid:

    ___________________________________________________________________________
    2) Form Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                  [LETTERHEAD]

                                    McM FUNDS
                           One Bush Street, Suite 800
                         San Francisco, California 94104
                                 1-800-788-9485





October 23, 1996



Dear McM Funds Shareholder:

Enclosed is a ballot and proxy statement for the election of Trustees for the McM Funds. You will notice we are recommending ratification of two existing Board members and the election of one new Trustee.

The Trustees have a straight forward responsibility: to represent the best interests of all shareholders. We are fortunate to have a number of individuals commiteed to doing just that. Gregory L. Watson and Mark R. Taylor have served you well in the past and will do so in the future. Regretably, one of our founding Directors, David B. McCleary, passed away recently so we nominate S.D. "Zeke" Sicotte as a replacement. Dave served the shareholders very well and we will miss him as a professional and as a friend.

The attached proxy statment describes the voting process for shareholders. We urge you to read it carefully and vote in favor of the Trustees nominated. The election returns will be reported, and the Trustees confirmed, at a Special Meeting of Shareholders on December 2, 1996. Please return your proxy in the postage-paid envelope as soon as possible.

Sincerely,

/s/ Terry A. O'Toole
---------------------------
Terry A. O'Toole
Chairman of the Board


P.S. Please return you proxy promptly. Your vote is very important no matter how many shares you own.

                                  [LETTERHEAD]
                                    McM FUNDS
                           One Bush Street, Suite 800
                         San Francisco, California 94104
                                 1-800-788-9485


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                                    McM FUNDS

                           To be held December 2, 1996



TO THE SHAREHOLDERS OF McM FUNDS:

         NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of McM Funds (the "Trust") will be held on December 2, 1996, at 11:30 a.m. Pacific time, at the offices of the Trust's investment advisor and manager, McMorgan & Company, One Bush Street, Suite 800, San Francisco, California 94104. The following matters will be acted upon at that time:

         1. To consider the election of three (3) nominees to the Board of Trustees; and

         2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

         Shareholders of record of the Trust at the close of business on October 7, 1996 (the "Record Date"), are entitled to notice of, and to vote on, the proposals at the Meeting, or any adjournment thereof.

         Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.


                                             By order of the Board of Trustees,


                                                            /s/ Deane A. Nelson
                                                            -------------------
October 23, 1996                                               Deane A. Nelson,
San Francisco, California                                             Secretary

                      PLEASE RETURN YOUR PROXY IMMEDIATELY

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of McM Funds (the "Trust") for use at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on December 2, 1996, at 11:30 a.m. Pacific time at the offices of the Trust's investment advisor and manager, McMorgan & Company (the "Advisor"), One Bush Street, Suite 800, San Francisco, California 94104, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy was first mailed to shareholders on or about October 23, 1996.

         The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended. The Trust offers shares of five separate series or funds: McM Principal Preservation Fund, McM Intermediate Fixed Income Fund, McM Fixed Income Fund, McM Balanced Fund and McM Equity Investment Fund (each a "Fund" and collectively, the "Funds").

         All proxies solicited by the Board of Trustees which are properly executed and received by the Secretary prior to the Meeting will be voted at the Meeting in accordance with the shareholders' instructions thereon. If no instruction is given on a proxy, it will be voted FOR the election of each of the nominees for trustee named below unless authority to vote for a particular nominee is withheld. This Proxy Statement and the enclosed Proxy are expected to be first distributed to shareholders on or about October 23, 1996.

         Shareholders of record of the Funds on the Record Date are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on October 7, 1996, there were 39,182,358.398 shares of the Trust outstanding, comprised of 26,626,747.300 shares of the McM Principal Preservation Fund, 8,345,189.626 shares of the McM Intermediate Fixed Income Fund, 808,132.925 shares of the McM Fixed Income Fund, 1,424,255.357 shares of the McM Balanced Fund and 1,978,033.190 shares of the McM Equity Investment Fund.

         One third of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. If a quorum is not present or represented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as election inspectors for the Meeting.

         As a general matter, all shares of the Trust entitled to vote on a matter may vote on a one-vote-per-share basis in dollar weighted proportion to the other Funds and each fractional share is entitled to a proportionate dollar weighted fractional vote; provided, however, if a matter to be voted on affects only the interests of a particular Fund, then only the shareholders of such affected Fund are entitled to vote on the matter.

         An affirmative vote of a plurality of the aggregate outstanding shares of the Funds present in person or by proxy and voting is necessary to elect each of the three nominees as trustees (Proposal 1).

         In the event that a quorum is present, but sufficient votes in favor of the amendments are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against any such adjournment in direct proportion to the proxies received for or against the proposed amendments.

         The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting. If any matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

         The election inspectors will count the total number of votes cast "for" approval of the proposals for the purpose of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of trustees, and other proposals, withholding authority to vote, abstentions, and broker non-votes have the effect of a negative vote on the proposal.

         As of the Record Date, the following persons owned beneficially more than 5% of the outstanding voting shares of the Funds, as applicable:

McM PRINCIPAL PRESERVATION FUND

Name & Address of Beneficial Owners                    Percentage of  McM Principal Preservation Fund
-----------------------------------                    ----------------------------------------------
Cement Masons Vacation Holiday Trust Fund                                  22.75%
Suisun CA

McMorgan & Company                                                         18.98%
San Francisco CA

Trust U.A. 350 Supplemental Annuity Plan                                   16.05%
Los Angeles CA

Northern California Pipe Trades                                             5.05%
Health & Welfare Trust Fund
Oakland CA

McM INTERMEDIATE FIXED INCOME FUND

Name & Address of Beneficial Owners                 Percentage of  McM Intermediate Fixed Income Fund
-----------------------------------                 -------------------------------------------------
Northern California Pipe Trades                                            12.36%
Health & Welfare Trust Fund
Oakland CA

Stationary Engineers No. 39                                                10.54%
Health & Welfare Trust Fund
Calabasas CA

Cement Masons Health & Welfare Trust Fund                                  10.49%
Suisun CA

Bay Counties District Council of Carpenters                                 7.15%
Oakland CA

Northern Nevada Operating Engineers                                         6.74%
Health & Welfare Trust Fund
Los Angeles CA

McM FIXED INCOME FUND

Name & Address of Beneficial Owners                               Percentage of McM Fixed Income Fund
-----------------------------------                               -----------------------------------
Industrial Carpenters Pension Fund *                                       43.34%
Oakland CA

Industrial Carpenters & Precast Industry *                                 34.97%
Pension Fund
Oakland CA

McM BALANCED FUND

Name & Address of Beneficial Owners                           Percentage of  McM Balanced Fund
-----------------------------------                           --------------------------------
UA Local 290 Plumber Steamfitter & Shipfitter                              22.73%
Retiree Health Trust
Portland OR

IBEW Local 48 General Fund                                                 11.62%
Portland OR

UA Local 38 Pipe Trades Defined                                             9.40%
Contribution Plan
San Francisco CA

Sheet Metal Production Workers of Northern                                  8.11%
California Beneficial Trust Fund
Oakland CA

Vanbourg Weinberg Roger & Rosenfeld                                         6.74%
Oakland CA

UA 350 Supplemental Annuity Plan                                            5.20%
Los Angeles CA

McM EQUITY INVESTMENT FUND

Name & Address of Beneficial Owners                           Percentage of  McM Equity Investment Fund
-----------------------------------                           -----------------------------------------
Operating Engineers Health & Welfare Trust Fund                            21.25%
Calabasas CA

Wendel & Co.                                                               12.80%
New York NY

Pensioned Operating Engineers                                              12.50%
Health & Welfare Fund
Calabasas CA


* Pursuant to the definition set forth in the Investment Company Act of 1940, as amended, these persons are deemed "control persons" by nature of their significant holdings in the respective Fund. This does not mean, however, that these persons manage the affairs of the Trust. The Advisor maintains sole responsibility over the affairs of the Trust pursuant to its investment advisory agreement with the Trust.

         As of the Record Date, the trustees and officers of the Trust, individually, owned less than 1% of the outstanding shares of the McM Principal Preservation Fund, McM Intermediate Fixed Income Fund, McM Fixed Income Fund and McM Balanced Fund, respectively and of the Trust. As of the Record Date the trustees and officers as a group owned 1.51% of McM Fixed Income Fund, 1.33% of McM Balanced Fund and 3.01% of McM Equity Investment Fund.

         Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Trust or by voting at the Meeting. A proxy, when executed and not revoked, will be voted as directed. In the absence of such direction, proxies will be voted in favor of all applicable proposals.

         The solicitation of proxies is being made primarily through mailing this Proxy Statement and the accompanying Proxy. Additional solicitation may be made by the officers or trustees of the Trust by mail, telephone or telegraph, or in person. It is not anticipated that any solicitations will be made by specially engaged employees or paid proxy solicitors. The cost of the preparation of this Proxy Statement and Proxy and the costs of solicitation will be borne by the Trust.

         Audited financial statements of McM Principal Preservation Fund, McM Intermediate Fixed Income Fund, McM Fixed Income Fund, McM Balanced Fund and McM Equity Investment Fund, in the form of an Annual Report dated June 30, 1996, have been mailed prior to this proxy mailing. The Annual Report is not to be regarded as proxy soliciting material. The Trust will furnish, without charge, a copy of the Funds' Annual Report to any shareholder who requests the Report. Shareholders may obtain the Annual Report by calling McMorgan & Company, One Bush Street, Suite 800, San Francisco, California 94104 at 1-800-788-9485.


===============================================================================
                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES
===============================================================================


         At the Meeting three (3) trustees will be elected. Each trustee so elected will hold office until his/her successor is elected and qualifies, or until his/her term as trustee is terminated as provided in the Trust's By-Laws. Each of the three nominees listed below for election to the Board of Trustees has consented to be nominated and to serve, if elected, as trustee. If any of the nominees are unavailable to serve as trustee, the proxies will be voted for such other persons as the Board of Trustees may recommend. The Trust currently knows of no reason why any of the nominees listed below will be unable to serve if elected. Messrs. Watson and Taylor have served in their capacities as trustees since March 4, 1996 and were elected to serve by the Board of Trustees at a Board of Trustees meeting held on March 4, 1996. Messrs. Watson and Taylor are interested persons and employees of the Advisor. The third nominee, S.D. Sicotte, is not currently serving on the Board of Trustees of the Trust. Mr. Sicotte has been nominated by a nominating committee comprised of the Chairman and the two current trustees who are not interested persons of the Advisor, Messrs. Rose and Rosenblum. Mr. Sicotte is not an interested person of the Advisor. If elected, he will fill the vacancy created by the recent death of trustee David B. McCleary.

         The following table sets forth information with respect to the nominees for election as trustees and the current Board of Trustees:

                              Trustees and Nominees

                                 Position(s) Held               Trustee         Principal Occupation(s) During
Trustees                         With Registrant       Age      Since           Past 5 Years and Directorships
--------                         ---------------       ---      -----           ------------------------------
Terry A. O'Toole, CPA* (1)       Chairman &            49       1994            President and CEO, McMorgan & Company.
McMorgan & Company               President
One Bush Street, Suite 800
San Francisco, CA 94104

Robert R. Barron*                Trustee, Vice         51       1994            Executive Vice President, McMorgan &
McMorgan & Company               President &                                    Company.
101 N. Brand Boulevard,          Treasurer
#1220
Glendale, CA  90071

Kenneth  I. Rosenblum            Trustee               55       1994            Independent Consultant; President and Chief
1299 Ocean Avenue                                                               Operations Officer, Dimension Fund
Suite 333                                                                       Advisors, Inc.
Santa Monica, CA  90401


                                 Position(s) Held               Trustee         Principal Occupation(s) During
Trustees                         With Registrant       Age      Since           Past 5 Years and Directorships
--------                         ---------------       ---      -----           ------------------------------
Walter B. Rose                   Trustee               50       1994            Partner, McBain, Rose Partners.
McBain, Rose Partners
355 S. Grand Avenue,
Suite 4295
Los Angeles, CA  90071

Mark R. Taylor *                 Trustee               37       Nominee         Vice President, McMorgan & Company.
McMorgan & Company
One Bush Street, Suite 800
San Francisco, CA 94104

Gregory L. Watson, CFA *         Trustee               51       Nominee         Executive Vice President, McMorgan &
McMorgan & Company                                                              Company.
One Bush Street, Suite 800
San Francisco, CA 94104

S.D. Sicotte                     N/A                   65       N/A             Chairman and Chief Executive Officer,
2047 Byron Street                                                               Hemming Morse, Inc.
Palo Alto, CA 94301


         The following sets forth information with respect to the principal executive officers of the Trust (unless otherwise specified, the address of each of the following persons is McMorgan & Company, One Bush Street, Suite 800, San Francisco, California 94104). The officers of the Trust serve for one year or until their respective successors are chosen and qualified. Such officers receive no compensation from the Trust, but are also employees of McMorgan & Company and receive compensation in such capacities.

                         Executive Officers of the Trust

Executive Officer               Position Held                  Officer          Principal Occupation(s) During
of the Trust                    with Registrant       Age      Since            Past 5 Years and Directorships
------------                    ---------------       ---      -----            ------------------------------
Deane A. Nelson*                Vice President &      50       1994             Vice President, McMorgan & Company;
                                Secretary                                       prior thereto Vice President, Security Pacific
                                                                                Bank.
Robert M. Hirsch*               Compliance            42       1994             General Counsel, McMorgan & Company;
                                Officer                                         prior thereto Partner, Van Bourg, Weinberg,
                                                                                Roger & Rosenfeld.

* These trustees and officers are considered "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. The trustees and officers considered "interested persons" are so deemed by reason of their affiliation with the Trust's investment advisor and as a result of being a trustee and/or officer of the Trust.

(1) Terry A. O'Toole is a minority shareholder of the outstanding voting securities of McMorgan & Company.

         The Trust pays each non-interested trustee an annual fee of $4,000, $200 per meeting attended, plus reimbursement for out-of-pocket expenses incurred in connection with travel and attendance at Board Meetings. The Trust has not adopted a pension plan or any other plan that would afford benefits in any way to its trustees. No officer or employee of McMorgan & Company receives any compensation from the Funds for acting as a trustee of the Funds. Set forth below are the total fees which were paid to each of the trustees who are not "interested persons" during the fiscal year ended June 30, 1996.


                                            Aggregate                                  Total Compensation from (1)
Name of Trustee                             Compensation From Trust                    Trust and Trust Complex
---------------                             -----------------------                    -------------------------
Kenneth I. Rosenblum                        $4,800                                     $4,800

Walter B. Rose                              $4,600                                     $4,600

S.D. Sicotte                                N/A                                        N/A


(1) This amount represents the aggregate amount of compensation paid to the trustees for service on the Board of Trustees for the Trust's most recently completed fiscal year. No trustee served on the Board of Directors of another investment company managed by the Advisor.

         The Trust has a separate nominating committee, whose members are Messrs. Rose, Rosenblum and O'Toole. Subject to the provisions of the Investment Company Act of 1940, as amended, the trustees have filled and will continue to fill any vacancies on the Board, provided that a majority of the trustees have been approved by the shareholders. The Trust also has an Audit Committee of which Messrs. Rose and Rosenblum are members. There were four meetings of the Board of Trustees and one of its Audit Committee during the fiscal year ended June 30, 1996. All of the incumbent trustees attended at least 75% of the aggregate of the total number of Board of Trustees' meetings held and the total number of meetings held by all committees of the Board on which they served during their tenure in the fiscal year ended June 30, 1996. The Audit Committee, which met on September 9, 1996, has the responsibility, among other things, to:
(i) recommend the selection of the Trust's independent auditors; (ii) review and approve the scope of the independent auditors' audit activity; (iii) review the financial statements which are subject to the independent auditors' certification; and (iv) review with the independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal audit activities and internal accounting controls.

Recommendation:
---------------

         The trustees previously elected by the shareholders unanimously recommend a vote FOR each nominee. The trustees believe that the nominees will serve the best interests of shareholders. Shareholders vote together on this issue. Votes will be counted in the aggregate in dollar weighted proportion. An affirmative vote of a plurality of the outstanding shares of the Trust present in person or by proxy and voting is necessary to elect the nominees for trustees. Unless a contrary specification is made, any executed but unmarked proxy will be voted FOR this Proposal No. 1.

Information Concerning the Trust's Advisor.

         McMorgan & Company serves as investment advisor for each of the Funds and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The Advisor advises private accounts as well as the Funds. As of June 30, 1996, the Advisor managed approximately $15 billion in assets, consisting primarily of retirement plans and health and welfare funds for jointly trusteed funds. McMorgan & Company was organized in 1969.

Information Concerning the Trust's Distributor and Administrator.

         FPS Broker Services, Inc. (the "Distributor") is the distributor of each Fund of the Trust pursuant to an Underwriting Agreement dated May 9, 1994, which was last approved at a meeting of the Trust's Board of Trustees held on March 4, 1996. The Distributor is a Pennsylvania corporation formed on April 19, 1989, and is a broker-dealer registered with the U.S. Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. The Distributor, located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406-0903, is a wholly-owned subsidiary of FPS Services, Inc. (the servicing agent, administrator, transfer agent and accounting/pricing agent for the Trust). FPS Services, Inc. is located at the same address as the Distributor. At the present time, the Distributor serves as distributor for 17 other nonaffiliated fund groups.

===============================================================================
                       SUBMISSION OF SHAREHOLDER PROPOSALS
===============================================================================


         The Trust is not required, nor does it intend, to hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such a meeting is called, should submit such proposal promptly.

         Shareholders may receive, upon request and without charge, a copy of the Trust's Annual Report and most recent Semi-Annual Report by contacting McMorgan & Company, One Bush Street, Suite 800, San Francisco, California at 1-800-788-9485


                                            Respectfully Submitted,


                                                /s/ Deane A. Nelson
October 23, 1996                                ------------------------------
                                                    Deane A. Nelson,
                                                          Secretary

PROXY        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES             PROXY
          OF McM FUNDS (the "Trust") - McM PRINCIPAL PRESERVATION FUND

         SPECIAL MEETING -- DECEMBER 2, 1996 AT 11:30 A.M. PACIFIC TIME

The undersigned hereby appoints Terry A. O'Toole and Deane A. Nelson, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of McM PRINCIPAL PRESERVATION FUND held of record by the undersigned on October 7, 1996, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 11:30 a.m. Pacific time on December 2, 1996 at the offices of the Trust's investment advisor, McMorgan & Company, One Bush Street, Suite 800, San Francisco, California 94104.

1. ELECTION OF A BOARD OF TRUSTEES.

      / / FOR all nominees listed below           / / WITHHOLD AUTHORITY
          (except as marked to the                    to vote for all nominees
          contrary below)                             listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

   Mark R. Taylor              Gregory L. Watson                   S.D. Sicotte

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

                    / / GRANT                   / / WITHHOLD

                    (Continued and to be signed on reverse.)


            PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This Proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of McM Principal Preservation Fund, will be cast for Proposal (1). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated October 23, 1996. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

                                            -----------------------------------

                                            -----------------------------------
                                            Signature*

                                            Dated:                       , 1996
                                                  -----------------------

  * Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.

  ============================================================================
  CHECK HERE / / IF YOU PLAN TO ATTEND THE MEETING. (__PERSON(S) WILL ATTEND.)
  ============================================================================

PROXY        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES             PROXY
         OF McM FUNDS (the "Trust") - McM INTERMEDIATE FIXED INCOME FUND

         SPECIAL MEETING -- DECEMBER 2, 1996 AT 11:30 A.M. PACIFIC TIME

The undersigned hereby appoints Terry A. O'Toole and Deane A. Nelson, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of McM INTERMEDIATE FIXED INCOME FUND held of record by the undersigned on October 7, 1996, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 11:30 a.m. Pacific time on December 2, 1996 at the offices of the Trust's investment advisor, McMorgan & Company, One Bush Street, Suite 800, San Francisco, California 94104.

1. ELECTION OF A BOARD OF TRUSTEES.

      / / FOR all nominees listed below           / / WITHHOLD AUTHORITY
          (except as marked to the                    to vote for all nominees
          contrary below)                             listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

   Mark R. Taylor              Gregory L. Watson                   S.D. Sicotte

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

                    / / GRANT                   / / WITHHOLD

                    (Continued and to be signed on reverse.)


            PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This Proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of McM intermediate Fixed Income Fund, will be cast for Proposal (1). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated October 23, 1996. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

                                            -----------------------------------

                                            -----------------------------------
                                            Signature*

                                            Dated:                       , 1996
                                                  -----------------------

  * Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.

  ============================================================================
  CHECK HERE / / IF YOU PLAN TO ATTEND THE MEETING. (__PERSON(S) WILL ATTEND.)
  ============================================================================

PROXY        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES             PROXY
               OF McM FUNDS (the "Trust") - McM FIXED INCOME FUND

         SPECIAL MEETING -- DECEMBER 2, 1996 AT 11:30 A.M. PACIFIC TIME

The undersigned hereby appoints Terry A. O'Toole and Deane A. Nelson, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of McM FIXED INCOME FUND held of record by the undersigned on October 7, 1996, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 11:30 a.m. Pacific time on December 2, 1996 at the offices of the Trust's investment advisor, McMorgan & Company, One Bush Street, Suite 800, San Francisco, California 94104.

1. ELECTION OF A BOARD OF TRUSTEES.

      / / FOR all nominees listed below           / / WITHHOLD AUTHORITY
          (except as marked to the                    to vote for all nominees
          contrary below)                             listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

   Mark R. Taylor              Gregory L. Watson                   S.D. Sicotte

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

                    / / GRANT                   / / WITHHOLD

                    (Continued and to be signed on reverse.)


            PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This Proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of McM Fixed Income Fund, will be cast for Proposal (1). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated October 23, 1996. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

                                            -----------------------------------

                                            -----------------------------------
                                            Signature*

                                            Dated:                       , 1996
                                                  -----------------------

  * Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.

  ============================================================================
  CHECK HERE / / IF YOU PLAN TO ATTEND THE MEETING. (__PERSON(S) WILL ATTEND.)
  ============================================================================

PROXY        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES             PROXY
                 OF McM FUNDS (the "Trust") - McM BALANCED FUND

         SPECIAL MEETING -- DECEMBER 2, 1996 AT 11:30 A.M. PACIFIC TIME

The undersigned hereby appoints Terry A. O'Toole and Deane A. Nelson, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of McM BALANCED FUND held of record by the undersigned on October 7, 1996, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 11:30 a.m. Pacific time on December 2, 1996 at the offices of the Trust's investment advisor, McMorgan & Company, One
Bush Street, Suite 800, San Francisco, California 94104.

1. ELECTION OF A BOARD OF TRUSTEES.

      / / FOR all nominees listed below           / / WITHHOLD AUTHORITY
          (except as marked to the                    to vote for all nominees
          contrary below)                             listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

   Mark R. Taylor              Gregory L. Watson                   S.D. Sicotte

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

                    / / GRANT                   / / WITHHOLD

                    (Continued and to be signed on reverse.)


            PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This Proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of McM Balanced Fund, will be cast for Proposal (1). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated October 23, 1996. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

                                            -----------------------------------

                                            -----------------------------------
                                            Signature*

                                            Dated:                       , 1996
                                                  -----------------------

  * Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.

  ============================================================================
  CHECK HERE / / IF YOU PLAN TO ATTEND THE MEETING. (__PERSON(S) WILL ATTEND.)
  ============================================================================

PROXY        THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES             PROXY
             OF McM FUNDS (the "Trust") - McM EQUITY INVESTMENT FUND

         SPECIAL MEETING -- DECEMBER 2, 1996 AT 11:30 A.M. PACIFIC TIME

The undersigned hereby appoints Terry A. O'Toole and Deane A. Nelson, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of McM EQUITY INVESTMENT FUND held of record by the undersigned on October 7, 1996, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 11:30 a.m. Pacific time on December 2, 1996 at the offices of the Trust's investment advisor, McMorgan & Company, One Bush Street, Suite 800, San Francisco, California 94104.

1. ELECTION OF A BOARD OF TRUSTEES.

      / / FOR all nominees listed below           / / WITHHOLD AUTHORITY
          (except as marked to the                    to vote for all nominees
          contrary below)                             listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below.)

   Mark R. Taylor              Gregory L. Watson                   S.D. Sicotte

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

                    / / GRANT                   / / WITHHOLD

                    (Continued and to be signed on reverse.)


            PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This Proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of McM Equity Investment Fund, will be cast for Proposal (1). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of management thereon. The management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated October 23, 1996. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

                                            -----------------------------------

                                            -----------------------------------
                                            Signature*

                                            Dated:                       , 1996
                                                  -----------------------

  * Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.

  ============================================================================
  CHECK HERE / / IF YOU PLAN TO ATTEND THE MEETING. (__PERSON(S) WILL ATTEND.)
  ============================================================================